EMAGIN CORPORATION

                          SECURITIES PURCHASE AGREEMENT

          THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is entered into as of February 27, 2002 (the "Closing Date"), by and among eMagin Corporation, a Delaware corporation (the "Company"), and each of the investors listed on Schedule A attached hereto (each an "Investor" or collectively, the "Investors").

          The parties hereby agree as follows:

          1.  Purchase  and  Sale  of  Common  Shares;   Issuance  of  Warrants.

          (a) Subject to the terms and conditions set forth in this Agreement, the Company has duly authorized for sale, issue and delivery to the Investors and the Investors shall, severally and not jointly, purchase from the Company
(i) shares of Common Stock, par value $.001 per share (the "Common Stock"), in the amounts specified opposite each Investor's name under the heading "Amount of Purchased Shares" on Schedule A attached hereto (the "Purchased Shares") at a purchase price equal to $0.6913 per Purchased Share, which purchase price per Purchased Share equals 110% of the daily volume weighted average closing price per share of the Common Stock on the American Stock Exchange for the five (5) trading days immediately preceding the Closing Date as reported by Bloomberg Professional reporting services, and (ii) three year warrants (the "Warrants" and together with the Purchased Shares and any shares of Common Stock issued pursuant to the Warrants (such shares, the "Warrant Shares"), the "Securities") to purchase, as to each Investor, up to a number of shares of Common Stock equal to 40% of the number of Purchased Shares purchased by such Investor, such Warrants to have an exercise price per share equal to $0.7542, which exercise price per share equals 120% of the daily volume weighted average closing price per share of the Common Stock on the American Stock Exchange for the five (5) trading days immediately preceding the Closing Date as reported by Bloomberg Professional reporting services, each such Warrant to be substantially in the form of Exhibit A attached hereto.

          (b) The purchase and sale of the Purchased Shares and Warrants shall take place concurrently with the execution of this Agreement (the "Closing"). At the Closing, the Company shall deliver to each Investor (i) an executed counterpart to this Agreement, (ii) the executed counterpart to the registration rights agreement (the "Registration Rights Agreement") in the form of Exhibit B attached hereto, (iii) the executed counterpart to the instructions to transfer agent (the "Transfer Agent Instructions") in the form of Exhibit C attached hereto, (iv) share certificates for the amount of their respective Purchased Shares, and (v) their respective Warrant; in all cases against delivery to the Company by each Investor of (x) an executed counterpart to this Agreement, (y) an executed counterpart to the Registration Rights Agreement, and (z) such Investor's respective purchase price of the Securities in the amount specified opposite such Investor's name under the heading "Purchase Price" on Schedule A attached hereto, such payment to be made by bank wire transfer of immediately available funds to an account designated by the Company.


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          (c) The parties  hereto  acknowledge  and agree that the sums  payable pursuant to the Registration Rights Agreement shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investors in connection with the failure by the Company to timely cause the registration of the Registrable Securities (as
defined  in  the  Registration   Rights  Agreement)  and  (c)  the  parties  are
sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

          2. Representations and Warranties of the Investors. As of the date hereof, each Investor severally as to itself and not jointly hereby represents and warrants to the Company as follows:

          (a) Such Investor is acquiring its respective Securities for the Investor's own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), provided, however, that by making the representations herein, the Investors do not agree to hold such Securities for a minimum or other specific term and reserve the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. By executing this Agreement, such Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any such person or to any third person, with respect to the Securities.

          (b) Such Investor understands that (i) the Securities have not been registered under either the Securities Act or the securities laws of any state of the United States by reason of specific exemptions therefrom, (ii) the Securities must be held by the Investor indefinitely, and, therefore, such Investor must bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act and the securities laws of any applicable state or is exempt from such registrations;
(iii) each certificate that represents the Securities will be endorsed with legends as required by applicable securities laws; and (iv) the Company will instruct any transfer agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legend are satisfied. For greater certainty, the restrictive legend referred to in clause
(iii) shall be substantially in the following form:

     THIS SECURITY (A) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND IS BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS, AND (B) MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.

                                      -2-



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          (c) Such Investor has been  furnished with such materials and has been given access to such information relating to the Company as the Investor has requested. Such Investor has been afforded the opportunity to ask questions regarding the Company and the Securities as the Investor has found necessary to make an informed investment decision. Such Investor has been solely responsible for its own due diligence investigation of the Company and its business, for its own analysis of the merits and risks of its investment made pursuant to this Agreement and for its own analysis of the terms of its investment.

          (d) Such Investor is an "accredited investor" within the meaning of Rule 501 under the Securities Act. Such Investor is in a financial position to hold the Securities and is able to bear the economic risk and withstand a complete loss of the Investor's investment in the Securities. Such Investor recognizes that the Securities involve a high degree of risk. Such Investor is a sophisticated investor, is able to fend for itself in the transaction contemplated by this Agreement, and has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the prospective investment in the Securities.

          (e) (i) Such Investor has the requisite power and authority to enter into and perform its obligations under this Agreement, (ii) the execution and delivery of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action and no further consent or authorization of the Investor (or, to the extent applicable, its Board of Directors or stockholders) is required, and
(iii) this Agreement has been duly executed and delivered by such Investor and constitutes a valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except, in each case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (f) During the period such Investor holds any Securities, neither such Investor nor any person acting on its behalf has the intention of entering, or will enter into, any put option, short position or other similar instrument or position with respect to the Purchased Shares or any Common Stock that may be acquired upon exercise of the Warrants; provided, that, nothing in this Section 2(f) shall restrict such Investor from exercising Warrants held by such Investor and simultaneously selling the shares of Common Stock receivable pursuant to such exercise.

          (g) Such Investor understands, acknowledges and agrees that:

          (i) the Securities are highly speculative investments which involve a substantial degree of risk of loss by such Investor of the Investor's entire investment in the Company and that the Investor understands and takes full cognizance of the risk factors related to the purchase of the Securities;

          (ii) The Company has been operating at a loss and may do so for the foreseeable future; and

          (iii) Any projections or predictions that may have been made available to such Investor are based on estimates, assumptions and forecasts which may prove to be incorrect; and no assurance is given that actual results will correspond with the results contemplated by the various projections.

          3. Representations and Warranties of the Company. Except as set forth in the SEC Documents (as defined in Section 3(f) below) and the separate disclosure letter (the "Disclosure Letter") prepared by the Company and delivered concurrently herewith, as of the date hereof the Company represents and warrants to each of the Investors as follows:

          (a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect. As used in this Agreement, a "Material Adverse Effect" shall mean any adverse effect on the business, operations, properties, or financial condition of the Company that is material and adverse to the Company and its subsidiaries, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement.

          (b) Authorization, Enforcement. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement and the Securities, pursuant to their respective terms, (ii) the execution and delivery of this Agreement and the
Securities by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) each of this Agreement, the Purchased Shares, and the Warrants when executed and delivered by the Company will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except, in each case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (c) Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 25,085,145 shares are issued and outstanding and 10,000,000 shares of preferred stock, par value $.001 per share, of which no shares are issued and outstanding. All of the outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and non-assessable and were issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom. Except as set forth in this Agreement, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrant, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied materially with all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto which would have a Material Adverse Effect. The Company has filed as exhibits to the SEC Documents true and correct copies of the Company's articles or certificate of incorporation as in effect on the date hereof (the "Charter"), and the Company's bylaws as in effect on the date hereof (the "Bylaws"). The Company has not received any notice from the AMEX questioning or threatening the continued inclusion of the Common Stock on such market.

          (d) Issuance of Securities. The Purchased Shares, the Warrants and the Warrant Shares to be issued under this Agreement have been duly authorized by all necessary corporate action and, when paid for and issued in accordance with the terms thereof, the Purchased Shares, the Warrants, and the Warrant Shares shall be validly issued and outstanding, fully paid and non-assessable.

          (e) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein do not and will not (i) violate any provision of the Company's Charter or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, or local statute, rule, regulation, order, judgment or decree (including any federal or state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected. To the knowledge of the Company, the business of the Company and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under any federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Securities in accordance with the terms hereof (other than any filings which may be required to be made by the Company with the SEC or state securities administrators subsequent to the Closing and any registration statement which may be filed pursuant hereto); provided that, for purpose of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of each Investor herein.

          (f) SEC Documents, Financial Statements. The Common Stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to
Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company has directed the Investor to accurate and readily accessible sources of true and correct copies of the SEC Documents. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to such documents, and, as of their respective filing dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements under the United States Generally Accepted Accounting Principles, as those conventions, rules and procedures are determined by the Financial Accounting Standards Board ("GAAP"), and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the footnotes thereto or (ii) in the case of unaudited interim statements, to the extent they may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (g) Disclosure. The Company has provided each Investor with all the information reasonably available to it without undue expense that such Investor has requested for deciding whether to purchase the Purchased Shares and Warrants. None of this Agreement, other agreements, written statements or certificates made or delivered in connection herewith and the SEC Documents, when taken in the aggregate, as of the date of the Closing contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          (h) Exemption from Registration; Valid Issuances. Subject to the accuracy of the Investors' representations contained in Section 2, the sale of the Purchased Shares, the Warrants and the Warrant Shares will not require registration under the Securities Act and/or any applicable state securities law. Neither the sales of the Purchased Shares, the Warrants or the Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, or the Warrants will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Purchased Shares, the Warrants or the Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of any shares of capital stock of the Company to preemptive or other rights to subscribe for or acquire any securities of the Company. The Purchased Shares, the Warrants and the Warrant Shares shall not subject the Investors to personal liability to the Company or its creditors by reason of the possession thereof.

          (i) Litigation and Other Proceedings. There are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. No judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

          (j) No Misleading or Untrue Communication. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Purchased Shares or the Warrants in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

          (k) Material Non-Public Information. The Company has not disclosed to the Investors any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

          (l) No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor, to the knowledge of the Company, any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Purchased Shares or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Purchased Shares, the Warrants or the Warrant Shares under the Securities Act.

          (m) Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock and such Common Stock is currently listed or quoted on the American Stock Exchange (the "Amex"). The Company has not received any notice regarding, and to its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing.

          4. Covenants of each Investor. Each Investor, severally and not jointly, covenants with the Company that it will, whenever required by federal securities laws, deliver the prospectus included in the Registration Statement to any purchaser of Purchased Shares from the Investor.

          5. Covenants of the Company.

          (a) Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the Warrant Shares pursuant to this Agreement.

          (b) Listing of Common Stock. Until the Investors have disposed of all of their Registrable Securities, the Company hereby agrees to use its commercially reasonable efforts to maintain the listing of the Common Stock on the Amex or on such other principal market as the Company becomes listed and trades after the date hereof including the Nasdaq National Market, the Nasdaq Small-Cap Market, the New York Stock Exchange or the OTC Bulletin Board (the "Principal Market"), to comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and as soon as reasonably practicable following the Closing to use its commercially reasonable efforts to list the Purchased Shares and the Warrant Shares on the Principal Market. The Company further agrees that if the Company applies to have the Common Stock traded on any Principal Market other than the Amex, it will include in such application the Purchased Shares and the Warrant Shares, and will take such other reasonable action as is necessary or desirable in the opinion of the Investors to cause the Purchased Shares and the Warrant Shares to be listed on such other Principal Market as promptly as possible.

          (c) Exchange Act Registration. The Company will use its commercially reasonable efforts to cause its Common Stock to continue to be registered under
Section 12(b) or (g) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act until the Investors have disposed of all of their Registrable Securities.

          (d) Legends. The certificates evidencing the Registrable Securities shall be free of restrictive legends, except as set forth in Section 2. If the transfer agent of the Common Stock (the "Transfer Agent") or an Investor's broker-dealer requires a legal opinion from the Company's legal counsel pursuant to the Transfer Agent Instructions to issue new certificates free of a legend to an Investor and Company's counsel fails to deliver such opinion (provided that any inability to deliver such opinion due to a legal impediment communicated by the Company's counsel to the relevant Investor shall not be deemed to be a failure to deliver such opinion hereunder) to the Transfer Agent within five (5) trading days of receipt by such Company's counsel of such request in writing from the Transfer Agent or the Investor's broker-dealer, then the Investor may independently retain legal counsel to provide such opinion in a form satisfactory to the Company and the Company shall pay the reasonable costs and expenses required for such legal opinion.

          6. Miscellaneous.

          (a) Survival. The representations, warranties and covenants made by each of the Company and each Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby.

          (b) Indemnity. (i) Each of the Investors, severally and not jointly, shall indemnify, defend and hold harmless the Company, and any officers, employees, shareholders, partners, agents, directors or controlling persons of the Company (collectively the "Company Indemnified Parties" and individually a "Company Indemnified Party") who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against losses, liabilities and expenses of each Company Indemnified Party (including attorneys' fees, judgments, fines and amounts paid in settlement, payable as incurred) incurred by such person or entity in connection with such action, arbitration, suit or proceeding, by reason of or arising from (x) any misrepresentation or misstatement of facts or omission to represent or state facts made by such Investor to the Company, including, without limitation, the representation and warranties provided by such Investor to the Company in this Agreement, or (y) litigation or other proceeding brought in respect of the transactions contemplated hereby by such Investor against one or more Company Indemnified Parties wherein the Company Indemnified Parties are the prevailing party.

          (ii) The Company shall indemnify, defend and hold harmless each Investor, and any officers, employees, shareholders, partners, agents, directors or controlling persons of such Investor (collectively, the "Investor Indemnified Parties" and individually an "Investor Indemnified Party") who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against losses, liabilities and expenses of an Investor Indemnified Party (including attorneys' fees, judgments, fines and amounts paid in settlement, payable as incurred) incurred by such person or entity in connection with such action, arbitration, suit or proceeding, by reason of or arising from (i) any misrepresentation or misstatement of facts or omission to represent or state facts made by the Company to such Investor, including, without limitation, the representations and warranties provided by the Company to such Investor in this Agreement, or (ii) litigation or other proceeding brought in respect of the transactions contemplated hereby by the Company against one or more Investor Indemnified Parties wherein the Investor Indemnified Parties are the prevailing party.

          (c) Fees and Expenses. Each party shall pay all of its own fees and expenses related to the transactions contemplated by this Agreement.

          (d) Entire Agreement; Amendment. This Agreement and the other schedules and exhibits attached hereto, all of which form a part of this Agreement, contain the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any Investor make any other representations, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

          (e) Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (i) upon hand delivery, overnight mail or courier service at the address or number designated on the signature pages hereof (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be as set forth on the signature pages hereof. Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other parties hereto in accordance herewith.

          (f) Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

          (g) Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

          (h) No Third Party Beneficiaries; Assignment. Except for the Company Indemnified Parties and Investor Indemnified Parties, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. Each Investor and the Company may not assign any of its respective rights or obligations under this Agreement without the written consent of each other party hereto.

          (i) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. The Company and each Investor waives any right to a jury trial with respect to any dispute arising out of this Agreement.

          (j) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution of counterparts may be by facsimile.

          (k) Publicity. The Company and the Investors may agree upon a press release to be issued by the Company upon execution of this Agreement describing this Agreement and the transactions contemplated hereby. Thereafter, any party may make a public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement; provided, however, that prior to issuing any such press release, making any such public statement or announcement, such party must obtain the prior consent of each other party, which consent shall not be unreasonably withheld or delayed.

          (l) Severability. The provisions of this Agreement are severable and, in the event that any court shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely effect the economic rights of either party hereto.

          (m) Further Assurances. From and after the date of this Agreement, upon the request of the Investors, on the one hand, or the Company, on the other hand, each of the Company and the Investors shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                                   * * * * * *

                            [Signature Pages Follow]

          This Securities Purchase Agreement has been duly executed as of the date and year first written above.


                                   EMAGIN CORPORATION

                                   By
                                     -------------------------------
                                     Name:
                                     Title:

                                   INVESTORS:

                                   Vertical Ventures Investments, LLC


                                   ----------------------------------
                                   Name:
                                   Address:



                                   Newington Invest Limited


                                   ----------------------------------
                                   Name:
                                   Address:




                                  ----------------------------------
                                  Name:  Eric Friedland
                                  Address:


                                  Rainbow Gate Corporation



                                  ----------------------------------
                                  Name:
                                  Address:

                                   ----------------------------------
                                   Name:  David K. Zierk
                                   Address:



                                   ----------------------------------
                                   Name:  Andrea Della Valle
                                   Address:


                                  Triton West Group, Inc.



                                  ----------------------------------
                                  Name:
                                  Address:




                                  ----------------------------------
                                  Name:  Ben Johnson
                                  Address:


                             Schedule A - INVESTORS

        Name and Address of Investor              Purchase Price      Amount of Purchased Shares     Warrant Amount
        ----------------------------              --------------      --------------------------     --------------

Name: Vertical Ventures Investments, LLC           $ 499,999.56            723,275                   289,310

Notice Address:


Name:  Newington Invest Limited                    $ 500,000.00            723,275                   289,310

Notice Address:


Name:  Eric Friedland                              $ 125,000.00            180,819                    72,328

Notice Address:


Name:  Rainbow Gate Corporation                   $  500,000.00            723,275                   289,310

Notice Address:


Name:  David K. Zierk                             $  100,000.00            144,655                    57,862

Notice Address:


Name:  Andrea Della Valle                          $  69,130.00            100,000                    40,000

Notice Address:



Name:  Triton West Group, Inc.                    $  499,000.00            721,829                   288,732

Notice Address:


Name:  Ben Johnson                                $  207,390.00            300,000                   120,000

Notice Address:
                                                  -------------        -------------             -------------

TOTAL                                             $2,500,519.56          3,617,128                 1,446,852



                           Exhibit A - Form of Warrant

                                 [See attached]

                Exhibit B - Form of Registration Rights Agreement

                                 [See attached]

                Exhibit C - Form of Instruction to Transfer Agent

                                 [See attached]